UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number       811-05681

                                                              ND Tax-Free Fund, Inc.

(Exact name of registrant as specified in charter)

Address of Registrant :                            1 Main Street North

                                                              Minot, ND 58703

Name and address of agent for service :    Brenda Sem

                                                                1 Main Street North

                                                                Minot, ND 58703

Registrant’s telephone number, including area code: (701)852-5292

Date of fiscal year end: December 31, 2003

Date of reporting period: December 31, 2003

Item 1. Reports to Stockholders.

ND Tax Free Fund, Inc.

Dear Shareholder:

Enclosed is the annual report or the operations for the ND Tax Free Fund, Inc. (the “Fund”) for the year ended December 31, 2003. The Fund’s portfolio and related financial statements are presented within for your review.

The foundations under the U.S. economy are getting stronger. Massive policy stimulus has worked in an economy that’s in a self-sustaining expansion with businesses shifting away from their retrenchment mindset. This means that growth will no longer be so dependent on the consumer spending and housing, even though both of these sectors should remain firm.

The fact that the Federal Reserve is determined to keep interest rates extremely low in the face of strengthening activity boosts the odds that the economy will continue to surprise on the upside in the year ahead.  As a result, corporate profits should perform well and deflation fears will eventually be replaced by the realization that the Fed is sowing the seeds for future inflation.

The Fed would very much like to avoid a repeat of 1994.  It will be hard to plan a smooth exit strategy from its current stance, but it is trying to be clear in signaling its intentions to the markets.  It is slowly altering the policy statement after each FOMC (Federal Open Market Committee) meeting, with the intention of having the markets gradually adjust by the time rates are finally hiked. The Fed has learned from the experience of May thru July when confusing policy signals created tremendous bond volatility.

During the period the Fund utilized defensive positions designed to provide share price stability.  U.S. Treasury futures were used to hedge a portion of the portfolio with the results being tempered share price as rates fell to forty-year lows in mid-June and stabilized share price as bonds plummeted in one of the worst sell-offs in bond market history through the end of July.  Risk management is important in this market environment.

An important part of the Fund’s strategy includes searching the primary and secondary markets for high quality double exempt issues.  Portfolio quality for the year ended December 31, 2003, were represented as follows: AAA 73.5%, AA 4.0%, A 6.9%, and NR 15.6%. High quality current income exempt from federal and ND income tax remain the primary objectives of the Fund.

Sincerely,

The Portfolio Management Team

The views expressed are those of Monte Avery, Chief Portfolio Strategist with Integrity Mutual Funds.The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or any Integrity Mutual Fund.

Terms & Definitions  December 31, 2003 (Unaudited)

Average Annual Total Return
A standardized measurement of the return (yield and appreciation) earned by the fund on an annual basis.

Lehman Brothers Municipal Bond Index
An unmanaged list of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market.  The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund.

Multiple Classes of Shares
Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are “classes” of shares.  Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals.  Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

Net Asset Value (NAV)
The value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Offering Price
The price at which a mutual fund’s share can be purchased.  The offering price per share is the current net asset value plus any sales charge.

Total Return
Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in the fund’s portfolio for the period, assuming the reinvestment of all dividends.  It represents the aggregate percentage or dollar value change over the period.

December 31, 2003 (Unaudited)

Average Annual Total Returns

ND Tax-Free Fund	For periods ending December 31, 2003
Class B Shares				Since Inception
	1 year	5 year	10 year	(January 3, 1989)
Without CDSC	0.04%	2.24%	*N/A	4.19%
With CDSC (4% max)	(3.81)%	2.24%	*N/A	4.19%

Lehman Municipal Bond Index	For periods ending December 31, 2003
				Since Inception
	1 year	5 year	10 year	(January 3, 1989)
	5.32%	5.04%	5.64%	7.15%

	For periods ending December 31, 2003
Class A Shares				Since Inception
	1 year	5 year	10 year	(January 7, 2000)
Without Sales Charge	0.50%	N/A	N/A	3.54%
With Sales Charge (4.25%)	(3.77)%	N/A	N/A	2.42%

Lehman Municipal Bond Index	For periods ending December 31, 2003
				Since Inception
	1 year	5 year	10 year	(January 7, 2000)
	5.32%	N/A	N/A	7.93%

*Class B shares are automatically converted to Class A shares after 8 years.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemption of Fund shares.

Performance data quoted above is historical.  Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.  You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the fund's investment objectives, risks, and charges and expenses carefully before investing.  For this and other important information, please obtain a fund prospectus at no cost from your financial advisor and read it carefully before investing.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemption of Fund shares.

Comparative Index Graph (insert here)

Comparison of change in value of  a $10,000 investment in the ND Tax-Free Fund and the Lehman Brothers Municipal Bond Index

Class B Shares			Class A Shares
	ND Tax- Free Fund w/o CDSC	Lehman Brothers Municipal Bond Index		ND Tax-Free Fund w/o Sales Charge	ND Tax-Free Fund w/Max Sales Charge	Lehman Brothers Municipal Bond Index

01/03/1989	$10,000	$10,000	01/07/2000	$10,000	$9,575	$10,000
1989	$10,291	$11,079	2000	$10,867	$10,405	$11,169
1990	$11,109	$11,886	2001	$11,387	$10,903	$11,743
1991	$12,006	$13,330	2002	$11,429	$10,943	$12,870
1992	$12,718	$14,505	2003	$11,486	$10,998	$13,555
1993	$13,529	$16,286
1994	$13,262	$15,444
1995	$14,413	$18,140
1996	$15,367	$18,946
1997	$16,007	$20,689
1998	$16,564	$22,030
1999	$16,380	$21,574
2000	$17,712	$24,098
2001	$18,514	$25,335
2002	$18,496	$26,785
2003	$18,504	$28,179

Putting Performance into Perspective

Returns are historical and are not a guarantee of future results.  The graph comparing your Fund’s performance to a benchmark index provides you with a general sense of how your Fund performed.  To put this information in context, it may be helpful to understand the special differences between the two.  The Lehman Brothers index is a national index representative of the national municipal bond market, whereas the Fund concentrates its investments in North Dakota municipal bonds.  Your Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees.  A securities index measures the performance of a theoretical portfolio.  Unlike a fund, the index is unmanaged; there are no expenses that affect the results.  In addition, few investors could purchase all of the securities necessary to match the index.  And, if they could, they would incur transaction costs and other expenses.  All Fund and benchmark returns include reinvested dividends. The Fund’s share price, yields, and total returns will vary, so that shares, when redeemed, may be worth more or less than their original cost.

INDEPENDENT DIRECTORS

[PHOTO]	[PHOTO]	[PHOTO]
Lynn W. Aas	Orlin W. Backes	R. James Maxson

INTERESTED DIRECTORS

[PHOTO]	[PHOTO]
Peter A. Quist	Robert E. Walstad

MANAGEMENT OF THE FUND

The Board of the Fund consists of five Directors. These same individuals, unless otherwise noted, also serve as directors or trustees for all of the funds in the Integrity family of funds, the six series of Integrity Managed Portfolios (formerly known as Ranson Managed Portfolios), and the six series of The Integrity Funds.  Three Directors (60% of the total) have no affiliation or business connection with the Investment Adviser or any of its affiliates.  These are the “independent” Directors.  The remaining two Directors are “interested” by virtue of their affiliation with the Investment Adviser and its affiliates.

The Independent Directors of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Independent Director and other directorships, if any, held outside the Fund Complex, are shown below.

INDEPENDENT DIRECTORS

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex *	Other Directorships Held Outside The Fund Complex
Lynn W. Aas 904 NW 27th Minot, ND 58703 82	Director	Since December 1994	Retired; Attorney; Director, Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc., Integrity Fund of Funds, Inc., Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003), ND Insured Income Fund, Inc. (December 1994 to August 1999); Trustee, Integrity Managed Portfolios; Trustee, The Integrity Funds (since September 2003); Director, First Western Bank & Trust (until May 2002).	16	None
Orlin W. Backes 15 2nd Ave., SW – Ste. 305 Minot, ND 58701 68	Director	Since April 1995	Attorney, McGee, Hankla, Backes & Dobrovolny, P.C.; Director, Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc., Integrity Fund of Funds, Inc., Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003), ND Insured Income Fund, Inc. (March 1995 to August 1999); Trustee, Integrity Managed Portfolios; Trustee, The Integrity Funds (since May 2003); Director, First Western Bank & Trust.	16	Director, First Western Bank & Trust
R. James Maxson Town & Country Center 1015 S. Broadway Suite 15 Minot, ND 58701 56	Director	Since January 1999	Attorney, Maxson Law Office (since November 2002); Attorney, McGee, Hankla, Backes & Dobrovolny, P.C. (April 2000 to November 2002); Attorney, Farhart, Lian and Maxson, P.C. (March 1976 to March 2000); Director, Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc., Integrity Fund of Funds, Inc., Integrity Small-Cap Fund of Funds, Inc. (January 1999 to June 2003); Trustee, Integrity Managed Portfolios; Trustee, The Integrity Funds (since May 2003).	16	None

The Fund Complex consists of the four funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the six series of The Integrity Funds.

The SAI has additional information about the Fund’s directors and is available at 1(800) 601-5593 without charge upon request.

The Interested Directors and executive officers of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Interested Director and other directorships, if any, held outside the Fund Complex, are shown below.

INTERESTED DIRECTORS

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex *	Other Directorships Held Outside The Fund Complex
**Peter A. Quist 1 North Main Minot, ND 58703 69	Director, Vice President, and Secretary	Since Inception

Attorney; Director and Vice President, Integrity Mutual Funds, Inc.; Director, Vice President, and Secretary, Integrity Money Management, Inc., (formerly known as ND Money Management, Inc.), ND Capital, Inc., Integrity Funds Services, Inc. (formerly known as ND Resources, Inc.), Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc., Integrity Fund of Funds, Inc., Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003), ND Insured Income Fund, Inc. (November 1990 to August 1999), and Integrity Funds Distributor, Inc., (formerly known as Ranson Capital Corporation); Vice President and Secretary, Integrity Managed Portfolios and The Integrity Funds (since May 2003); Director, ARM Securities Corporation (since May 2000).

				4	None
**Robert E. Walstad 1 North Main Minot, ND 58703 58	Director, Chairman, President, and Treasurer	Since Inception

Director (since September 1987), President (September 1987 to October 2001 and since September 2002), Integrity Mutual Funds, Inc.; Director, President, and Treasurer, Integrity Money Management, Inc., ND Capital, Inc., Integrity Fund Services, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc., Integrity Fund of Funds, Inc., Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003), ND Insured Income Fund, Inc. (November 1990 to August 1999); Trustee, Chairman, President, and Treasurer, Integrity Managed Portfolios and The Integrity Funds (since May 2003); Director, President, CEO, and Treasurer, Integrity Funds Distributor, Inc.; Director (October 1999 to June 2003), President (October 1999 to October 2001), Magic Internet Services, Inc.; Director (since May 2000), President (May 2000 to October 2001) (since September 2002), ARM Securities Corporation; Director, CEO, Chairman (since January 2002), President (since September 2002), Capital Financial Services, Inc.

				16	Director, Capital Financial Services, Inc.

__________________________

* The Fund Complex consists of the four funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the six series of The Integrity Funds.

** Directors who are “interested persons” of the Funds as defined in the Investment Company Act of 1940.  Messrs. Quist and Walstad are interested persons by virtue of being officers and directors of the Fund’s Investment Adviser and Principal Underwriter.

The SAI  has additional information about the Fund’s directors and is available at 1(800)601-5593 without charge upon request.

INDEPENDENT AUDITOR’S REPORT

To the Shareholders and Board of Directors of ND Tax-Free Fund, Inc.

We have audited the accompanying statement of assets and liabilities of ND Tax-Free Fund, Inc. (the Fund), including the schedule of investments, as of December 31, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ND Tax-Free Fund, Inc. as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

BRADY, MARTZ & ASSOCIATES, P.C.

Minot, North Dakota USA

February 17, 2004

 Schedule of Investments  December 31, 2003

Name of Issuer Percentages represent the market value of each investment category to total net assets	Rating (Unaudited) Moody's/S&P	Coupon Rate	Maturity	Principal Amount	Market Value

NORTH DAKOTA MUNICIPAL BONDS (90.9%)

Burleigh Cty., ND (Med Center One) Healthcare Rev. MBIA	Aaa/AAA	5.250%	05/01/13	$500,000	$545,875
Burleigh Cty., ND (St. Vincent Nursing Home) Facs. Rev.	NR/NR	7.000	06/01/19	500,000	502,500
Burleigh Cty., ND (Univ. of Mary) Facs. Rev.	NR/NR	5.750	12/01/11	1,000,000	1,058,160
Burleigh Cty., ND (Univ. of Mary) Facs. Rev.	NR/NR	5.875	12/01/15	1,000,000	1,032,590
Burleigh Cty., ND (Univ. of Mary) Facs. Rev.	NR/NR	5.625	12/01/15	500,000	521,930
Carrington, ND Cath. Hlth. Corp. Facs. Rev.	Aa/AA	6.250	11/15/15	500,000	507,500
Cass Cty., ND Univ. Rev. (NDSU Devlp. Foundation) AMBAC	Aaa/AAA	4.200	11/01/17	220,000	224,490
City of Minot (Highway Bonds) G.O. MBIA	Aaa/AAA	5.000	10/01/23	555,000	581,595
Dickinson, ND (St. Luke's Home) Rev.	NR/NR	7.250	05/01/22	500,000	506,345
Fargo, ND Health Sys. (MeritCare) AMBAC	Aaa/AAA	5.125	06/01/27	1,200,000	1,240,548
Fargo, ND Parking Rev. Series 2001-A	NR/NR	6.625	11/01/21	100,000	100,890
Fargo, ND Ref. & Impvt. G.O. FGIC	Aaa/AAA	4.700	05/01/28	250,000	250,645
Fargo, ND Ref. & Impvt. G.O. MBIA	Aaa/AAA	5.000	05/01/28	1,000,000	1,045,740
Fargo, ND School District Bldg. Auth. Lease Rev.	A-3/NR	5.750	05/01/18	500,000	547,495
^#Grand Forks, ND (4000 Valley Square Project) Hsg. Rev.	NR/NR	6.250	12/01/34	710,000	608,825
Grand Forks, ND (Aurora Project) Sales Tax Rev. MBIA	Aaa/AAA	5.625	12/15/29	1,000,000	1,093,390
*Grand Forks, ND (United Hospital) Facs. Rev. MBIA	Aaa/AAA	6.250	12/01/19	1,000,000	1,072,140
*Grand Forks, ND (United Hospital) Facs. Rev. MBIA	Aaa/AAA	6.450	12/01/23	1,525,000	1,638,246
Grand Forks, ND Ref. & Impvt. G.O. AMBAC	Aaa/NR	5.000	12/01/24	100,000	103,870
Grand Forks, ND Sales Tax Rev. (Dike Impts) AMBAC	Aaa/NR	5.000	09/01/15	85,000	92,441
Jamestown, ND (College) Facs. Rev.	NR/NR	6.625	10/01/14	800,000	849,904
*Mercer Cty., ND (Basin Elec.) Rev. AMBAC	Aaa/AAA	6.050	01/01/19	5,425,000	5,803,665
*Mercer Cty., ND (MT-Dak. Util.) Rev. FGIC	Aaa/AAA	6.650	06/01/22	3,000,000	3,067,500
Mercer Cty., ND (NW Public Svc.) Rev. Ref. MBIA	Aaa/AAA	5.850	06/01/23	630,000	656,000
Minot Public School Dist. Bldg. Auth.	A/NR	4.800	05/01/23	855,000	865,294
Morton Cty., ND (MT-Dak. Util.) Rev. FGIC	Aaa/AAA	6.650	06/01/22	350,000	357,875
Morton Cty., ND Multifamily Hsg. Rev. Ref.	NR/NR	6.750	03/01/21	500,000	491,140
ND (HFA) Hsg. Finance Program	Aa/NR	6.300	07/01/16	230,000	242,425
ND (HFA) Single Family Mrtge. Program	Aa/A+	6.950	07/01/25	710,000	710,000
ND Blding. Auth. Lease Rev. FSA	Aaa/AAA	6.000	12/01/13	500,000	522,095
ND Blding. Auth. Lease Rev. MBIA	Aaa/AAA	5.000	12/01/22	1,970,000	2,093,145
#ND Municipal Bond Bank Revolving Fund Program	Aaa/NR	6.250	10/01/14	1,095,000	1,158,773
ND Municipal Bond Bank State Revolving Fund	Aaa/NR	4.150	10/01/23	1,035,000	967,570
#ND State Board of Hgr. Educ. (ND St. Univ. Hsg.)	A-1/NR	5.600	04/01/29	1,035,000	1,113,111
ND State Board of Hgr. Educ. (ND St. Univ.) AMBAC	Aaa/AAA	5.100	04/01/32	500,000	526,115
ND State Board of Hgr. Educ. (Univ. of ND Hsg. & Aux. Facs.)	Aaa/AAA	4.600	04/01/10	200,000	214,312
#ND State Water Commission Devl. Rev. AMBAC	Aaa/AAA	5.750	07/01/27	1,250,000	1,375,975
ND Student Loan Rev. AMBAC	Aaa/AAA	6.300	07/01/12	100,000	105,944
ND Student Loan Rev. AMBAC	Aaa/AAA	6.350	07/01/13	250,000	267,365
ND Student Loan Rev. AMBAC	Aaa/AAA	6.400	07/01/14	400,000	428,248
Oliver Cty., ND (Square Butte Elec. Coop) Pollution Control Rev.	Aaa/AAA	5.300	01/01/27	795,000	839,695
West Fargo, ND Refunding & Improvement MBIA	Aaa/NR	5.000	05/01/18	250,000	265,890
West Fargo, ND Refunding & Improvement MBIA	Aaa/NR	4.000	05/01/16	175,000	173,861
TOTAL NORTH DAKOTA MUNICIPAL BONDS (COST: $35,126,733)					$36,371,117
SHORT-TERM SECURITIES (4.5%)
Wells Fargo National Tax-Free Money Market					$1,386,000
Goldman Sachs Financial Square Money Market					429,816
TOTAL SHORT-TERM SECURITIES (COST: $1,815,816)					$1,815,816

TOTAL INVESTMENTS IN SECURITIES (COST: $36,942,549)					$38,186,933
OTHER ASSETS LESS LIABILITIES					1,823,062
NET ASSETS					$40,009,995

* Indicates bonds are segregated by the custodian to cover when-issued or delayed-delivery purchases.

# Indicates bonds are segregated by the custodian to cover initial margin requirements.

 Non-rated (NR) securities in the Fund were investment grade when purchased.

 ^As of 12/31/03, 1.7% of the non-rated securities were no longer investment grade and continue to be held by the Fund.

The accompanying notes are an integral part of these financial statements.

Financial Statements  December 31, 2003
Statement of Assets and Liabilities  December 31, 2003

ASSETS
Investments in securities, at value (cost: $36,942,549)	$38,186,933
Cash	1,000,000
Accrued dividends receivable	1,437
Accrued interest receivable	485,154
Variation margin on futures	577,066
Prepaid expenses	2,292

Total Assets	$40,252,882

LIABILITIES
Dividends payable	$145,231
Accrued expenses	66,419
Payable for fund shares redeemed	31,237

Total Liabilities	$242,887

NET ASSETS	$40,009,995

Net assets are represented by:
Capital stock outstanding, at par	$5,041
Additional paid-in capital	49,161,442
Accumulated undistributed net realized gain (loss) on investments and futures	(10,400,872)
Unrealized appreciation on investments	1,244,384
Total amount representing net assets applicable to
5,041,080 outstanding shares of $.001 par value
common stock (100,000,000 shares authorized)	$40,009,995

Net asset value per share	$7.94

Net Assets Consist of:
Class A	$30,846,939
Class B	$9,163,056
Total Net Assets	$40,009,995

Shares Outstanding:
Class A	3,886,936
Class B	1,154,144

Net Asset Value per share:
Class A	$7.94
Class A – offering price (based on sales charge of 4.25%)	$8.29
Class B	$7.94

Statement of Operations For the year ended December 31, 2003

INVESTMENT INCOME
Interest	$2,285,157
Dividends	14,276
Total Investment Income	$2,299,433

EXPENSES
Investment advisory fees	$261,151
Distribution fees (12b-1)-Class A	82,443
Distribution fees (12b-1)-Class B	87,145
Transfer agent fees	55,028
Accounting service fees	45,601
Custodian fees	6,862
Professional fees	12,000
Directors fees	4,496
Reports to shareholders	10,408
License, fees, and registrations	3,796
Other	400
Total Expenses	$569,330
Less expenses waived or absorbed by the Fund’s manager	(109,158)
Total Net Expenses	$460,172

NET INVESTMENT INCOME	$1,839,261

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES
Net realized gain (loss) from:
Investment transactions	$(500,226)
Futures transactions	(1,262,487)
Net change in unrealized appreciation (depreciation) of investments	37,352
Net Realized and Unrealized Gain (Loss) on Investments and Futures	$(1,725,361)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$113,900

The accompanying notes are an integral part of these financial statements.

Financial Statements  December 31, 2003
Statement of Changes in Net Assets
For the year ended December 31, 2003, and the year ended December 31, 2002

	For The Year Ended December 31, 2003	For The Year Ended December 31, 2002
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,839,261	$2,384,606
Net realized gain (loss) on investment and futures transactions	(1,762,713)	(1,868,841)
Net change in unrealized appreciation (depreciation) on investments and futures	37,352	(406,652)
Net Increase (Decrease) in Net Assets Resulting From Operations	$113,900	$109,113

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income:
Class A ($.34 and $.41, respectively)	$(1,427,932)	$(1,654,485)
Class B ($.31 and $.38, respectively)	(410,647)	(729,110)
Return of capital distributions:
Class A ($.00 and $.00, respectively)	0	0
Class B ($.00 and $.00, respectively)	0	0
Distributions from net realized gain on investment and futures transactions:
Class A	0	0
Class B	0	0
Total Dividends and Distributions	$(1,838,579)	$(2,383,595)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares:
Class A	$870,876	$465,019
Class B	430,292	1,093,828
Proceeds from reinvested dividends:
Class A	1,010,144	1,101,285
Class B	286,021	483,838
Cost of shares redeemed:
Class A	(5,800,858)	(3,964,811)
Class B	(1,947,705)	(3,103,596)
Exchanges to/from related fund classes:
Class A	1,601,463	6,392,143
Class B	(1,601,463)	(6,392,143)
Net Increase (Decrease) in Net Assets Resulting From Capital Share Transactions	$(5,151,230)	$(3,924,437)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$(6,875,909)	$(6,198,919)
NET ASSETS, BEGINNING OF PERIOD	46,885,904	53,084,823
NET ASSETS, END OF PERIOD	$40,009,995	$46,885,904

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements  December 31, 2003

Note 1.                 ORGANIZATION

ND Tax-Free Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company.  The Fund incorporated under the laws of the State of North Dakota on October 7, 1988, and commenced operations on January 3, 1989.  The Fund’s objective is to provide as high a level of current income exempt from federal and North Dakota income taxes as is consistent with preservation of capital.  The Fund will seek to achieve this by investing primarily in a portfolio of North Dakota tax-exempt securities.

All shares existing prior to January 7, 2000, the commencement date of Class A shares, were classified as Class B shares.  Class B shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.85% on an annual basis, and a Contingent Deferred Sales Charge that decreases depending on how long the shares have been held.  Class A shares are sold with an initial sales charge of 4.25% and a distribution fee of up to 0.25% on an annual basis.  The two classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and have exclusive voting rights with respect to any matter on which a separate vote of any class is required.  Class B shares automatically convert to A on the 15th of the month or the next business day following the eighth anniversary of issuance.

Note 2.                 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investment security valuation - Securities for which quotations are not readily available (which will constitute a majority of the securities held by the Fund) are valued using a matrix system at fair value as determined by Integrity Money Management, Inc.  The matrix system has been developed based on procedures approved by the Board of Trustees which include consideration of the following: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions.  Because the market value of securities can only be established by agreement between parties in a sales transaction, and because of the uncertainty inherent in the valuation process, the fair values as determined may differ from the values that would have been used had a ready market for the securities existed.  The Fund follows industry practice and records security transactions on the trade date.

The Fund concentrates its investments in a single state.  This concentration may result in the Fund investing a relatively high percentage of its assets in a limited number of issuers.

Federal and state income taxes - The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its net investment income and any net realized gain on investments to its shareholders.  Therefore, no provision for income taxes is required.  Distributions during the year ended December 31, 2003 were characterized as tax-exempt for tax purposes.

The Fund has unexpired capital loss carryforwards for tax purposes as of December 31, 2003 totaling $6,913,685, which may be used to offset capital gains.  The capital loss carryforward amounts will expire in each of the years ended December 31 as shown in the table below.

Year	Unexpired Capital Losses
2004	0
2005	1,941,479
2006	589,931
2007	0
2008	756,779
2009	0
2010	1,868,806
2011	1,756,690

For the year ended December 31, 2003, the fund made $3,488,050 in permanent reclassifications to reflect tax character.  Reclassifications to paid-in capital relate primarily to expiring capital loss carryforwards.

Multiple class allocations - The Fund simultaneously uses the settled shares method to allocate income and fund wide expenses and uses the relative net assets method to allocate gains and losses.  Class-specific expenses, distribution fees, and any other items that are specifically attributable to a particular class are charged directly to such class.  For the year ended December 31, 2003, distribution fees were the only class-specific expenses.

Distributions to shareholders - Dividends from net investment income, declared daily and payable monthly, are reinvested in additional shares of the Fund at net asset value or paid in cash.  Capital gains, when available, are distributed along with the last income dividend of the calendar year.  Net investment income, other than distribution fees, are allocated daily to each class of shares based upon the relative value of the shares of each class.

Premiums and discounts - Premiums and discounts on municipal securities are amortized for financial reporting purposes.

Other - Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America.  These differences are primarily due to differing treatment for market discount, capital loss carryforwards and losses due to wash sales and futures transactions.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital.  Temporary book and tax basis differences will reverse in a subsequent period.

Futures contracts - The Fund may purchase and sell financial futures contracts to hedge against changes in the values of tax-exempt municipal securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index or a certain amount of U.S. government or municipal securities at a set price on a future date.  Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirement of the futures exchange on which the contract is traded.  Subsequent payments (“variation margin”) are made or received by the Fund, dependent on the fluctuations in the value of the underlying index.  Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the Fund.  When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy.  Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain (loss) for federal income tax purposes.

Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Schedule of Investments.  The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

Certain risks may arise upon entering into futures contracts.  These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

At December 31, 2003, the Fund had outstanding futures contracts to sell debt securities as follows:

Contracts to Sell	Expiration Date	Number of Futures Contracts	Valuation as of December 31, 2003	Realized Appreciation (Depreciation)
U.S. Treasury Bonds	03/2004	132	$577,066	$(962,393)

Use of estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Reclassifications – Certain prior year amounts have been reclassified to conform to the current year presentation.

Note 3.                 CAPITAL SHARE TRANSACTIONS

As of December 31, 2003, there were 100,000,000 shares of $.001 par value authorized; 5,041,080 and 5,683,809 shares were outstanding at December 31, 2003, and December 31, 2002, respectively.

Transactions in capital shares were as follows:

	Class A Shares		Class B Shares
	For The Year Ended December 31, 2003	For The Year Ended December 31, 2002	For The Year Ended December 31, 2003	For The Year Ended December 31, 2002
Shares sold	108,955	54,619	52,912	129,322
Shares issued on reinvestment of dividends	125,411	129,983	35,449	56,907
Shares redeemed	(723,020)	(468,372)	(242,476)	(365,685)
Shares exchanged to Class A	0	0	(197,240)	(752,053)
Shares exchanged from Class B	197,280	752,321	0	0
Net increase (decrease)	(291,374)	468,551	(351,355)	(931,509)

Note 4.                INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Integrity Money Management, Inc., the Fund’s investment adviser; ND Capital, Inc., the Fund’s underwriter; and Integrity Fund Services, Inc., the Fund’s transfer and accounting services agent; are subsidiaries of Integrity Mutual Funds, Inc., the Fund’s sponsor.

The Fund has engaged Integrity Money Management, Inc. to provide investment advisory and management services to the Fund.  The Investment Advisory Agreement provides for fees to be computed at an annual rate of 0.60% of the Fund’s average daily net assets.  The Fund has recognized $226,730 of investment advisory fees after a partial waiver for the year ended December 31, 2003.  The Fund has a payable to Integrity Money Management, Inc. of $15,095 at December 31, 2003, for investment advisory fees.  Certain officers and directors of the Fund are also officers and directors of the investment adviser.

ND Capital, Inc. (“Capital”) serves as the principal underwriter for the Fund.  The Fund has adopted a distribution plan for each class of shares as allowed by Rule 12b-1 of the 1940 Act.  Distribution plans permit the Fund to reimburse its principal underwriter for costs related to selling shares of the Fund and for various other services.  These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by shareholders through expenses called “Distribution Plan expenses.”  Class B presently pays an annual distribution fee of up to 0.85% of the average daily net assets of the class.  Class A presently pays an annual distribution fee of up to 0.25% of the average daily net assets of the class.  Distribution Plan expenses are calculated daily and paid monthly.

During the year ended December 31, 2003, amounts paid or accrued to Capital and fees waived, if any, pursuant to Class A and Class B Distribution Plans were as follows:

	12b-1 Fees Charged	12b-1 Fees Waived
Class A Shares	82,443	(45,540)
Class B Shares	87,145	(29,197)

Integrity Fund Services, Inc. (the transfer agent) provides shareholder services for a monthly fee equal to an annual rate of 0.16% of the Fund’s first $10 million of net assets, 0.13% of the Fund’s net assets on the next $15 million, 0.11% of the Fund’s net assets on the next $15 million, 0.10% of the Fund’s net assets on the next $10 million, and 0.09% of the Fund’s net assets in excess of $50 million.  The Fund has recognized $55,028 of transfer agency fees for the year ended December 31, 2003.  The Fund has a payable to Integrity Fund Services, Inc. of $4,641 at December 31, 2003, for transfer agency fees.  Integrity Fund Services, Inc. also acts as the Fund’s accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000, and a variable fee equal to 0.05% of the Fund’s average daily net assets on an annual basis for the Fund’s first $50 million and at a lower rate on the average daily net assets in excess of $50 million.  The Fund has recognized $45,601 of accounting service fees for the year ended December 31, 2003.  The Fund has a payable to Integrity Fund Services, Inc. of $3,921 at December 31, 2003, for accounting service fees.

Note 5.                 INVESTMENT SECURITY TRANSACTIONS

The cost of purchases and proceeds from the sale of investment securities (excluding short-term securities) aggregated $14,268,152 and $22,260,459 respectively, for the year ended December 31, 2003.

Note 6.                 INVESTMENT IN SECURITIES

At December 31, 2003, the aggregate cost of securities for federal income tax purposes was substantially the same for financial reporting purposes at $35,126,733. The net unrealized appreciation of investments based on the cost was $1,244,384, which is comprised of $1,446,252 aggregate gross unrealized appreciation and $201,868 aggregate gross unrealized depreciation.

Financial Highlights December 31, 2003

Selected per share data and ratios for the period indicated

Class A Shares

	For The Year Ended December 31, 2003	For The Year Ended December 31, 2002	For The Year Ended December 31, 2001	For The Period Since Inception (January 7, 2000) Thru December 29, 2000
NET ASSET VALUE, BEGINNING OF PERIOD	$8.25	$8.63	$8.66	$8.38

Income from Investment Operations:
Net investment income	$.34	$.41	$.43	$.43
Net realized and unrealized gain (loss) on investment and futures transactions	(.31)	(.38)	(.03)	.28
Total Income (Loss) From Investment Operations	$.03	$.03	$.40	$.71

Less Distributions:
Dividends from net investment income	$(.34)	$(.41)	$(.43)	$(.43)
Return of capital distributions	.00	.00	.00	.00
Distributions from net realized gains	.00	.00	.00	.00
Total Distributions	$(.34)	$(.41)	$(.43)	$(.43)

NET ASSET VALUE, END OF PERIOD	$7.94	$8.25	$8.63	$8.66

Total Return	0.50%(A)	0.37%(A)	4.78%(A)	8.67%(A)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$30,847	$34,463	$32,033	$24,684
Ratio of net expenses (after expense assumption) to average net assets	0.95%(B)	0.95%(B)	0.95%(B)	0.94%(B)
Ratio of net investment income to average net assets	4.33%	4.87%	5.01%	5.12%
Portfolio turnover rate	34.34%	3.14%	2.30%	0.86%

(A)  Excludes maximum sales charge of 4.25%.

(B)  During the periods indicated above, Integrity Mutual Funds, Inc. assumed/waived expenses of $72,086, $77,910, $60,751, and $39,055, respectively.  If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 1.17%, 1.18%, 1.16%, and 1.15%, respectively.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

Financial Highlights December 31, 2003

Selected per share data and ratios for the period indicated

Class B Shares

	For The Year Ended December 31, 2003	For The Year Ended December 31, 2002	For The Year Ended December 31, 2001	For The Year Ended December 29, 2000	For The Year Ended December 31, 1999
NET ASSET VALUE, BEGINNING OF PERIOD	$8.25	$8.64	$8.66	$8.40	$8.94

Income from Investment Operations:
Net investment income	$.31	$.38	$.40	$.40	$.41
Net realized and unrealized gain (loss) on investment and futures transactions	(.31)	(.39)	(.02)	.26	(.50)
Total Income (Loss) From Investment Operations	$.00	$(.01)	$.38	$.66	$(.09)

Less Distributions:
Dividends from net investment income	$(.31)	$(.38)	$(.40)	$(.40)	$(.41)
Return of capital distributions	.00	.00	.00	.00	(.04)
Distributions from net realized gains	.00	.00	.00	.00	.00
Total Distributions	$(.31)	$(.38)	$(.40)	$(.40)	$(.45)

NET ASSET VALUE, END OF PERIOD	$7.94	$8.25	$8.64	$8.66	$8.40

Total Return	0.04%(A)	(0.10)%(A)	4.53%(A)	8.13%(A)	(1.11%) (A)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$9,163	$12,423	$21,052	$31,954	$65,815
Ratio of net expenses (after expense assumption) to average net assets	1.40%(B)	1.30%(B)	1.30%(B)	1.30%(B)	1.30%(B)
Ratio of net investment income to average net assets	3.90%	4.52%	4.68%	4.80%	4.61%
Portfolio turnover rate	34.34%	3.14%	2.30%	0.86%	7.45%

(A) Excludes contingent deferred sales charge of 4%.

(B) During the periods indicated above, Integrity Mutual Funds, Inc. assumed/waived expenses of $37,072, $60,864, $92,939, $144,913, and $329,246, respectively.  If the expenses had not been assumed/waived, the annualized ratios of total expenses to average net assets would have been 1.74%, 1.68%, 1.67%, 1.66%, and 1.74%, respectively.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

NOT APPLICABLE

(d)    If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

      NOT APPLICABLE.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

NOT APPLICABLE.

(f) The registrant must:

See item 10(a) regarding the filing of the Code of Ethics for Principal Executive and Principal Financial Officers of The Integrity Funds and Integrity Mutual Funds, Inc.

Item 3. Audit Committee Financial Expert.

(a) (1) Integrity Mutual Fund’s board of directors has determined that there is one audit committee financial expert serving on its audit committee.

(2) Lynn Aas is the audit committee financial expert and is considered “independent.” In order to be considered “independent”, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

NOT APPLICABLE.

Item 4. Principal Accountant Fees and Services.

(a)    Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

                                                    Audit Fees

2002                                                $7,790.00

2003                                                $8,100.00

(b)    Disclose, under the caption Audit-Related Fees, the aggregate fees billed fin each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.  Registrants shall describe the nature of the services comprising the fees disclosed under this category.

None

(c)    Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  Registrants shall describe the nature of the services comprising the fees disclosed under this category.

                                                     Tax Fees

2002                                               $825.00

2003                                               $875.00

(d)    Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than services reported in paragraphs (a) through (c) of this Item.  Registrants shall describe the nature of the services comprising the fees disclosed under this category.

None

      (e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Before the accountant is engaged by the registered investment company or its affiliates to render audit or non-audit services, the engagement is approved by the investment company’s audit committees.

      (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

All of the services described in paragraphs (b) through (d) of item 4 were approved by the audit committee.

      (f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year end were performed by the principal accountant’s full-time, permanent employee.

      (g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

None

      (h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable

Items 5. Not applicable

Items 6. Reserved

Item 7. Not applicable

Item 8. Reserved

Item 9. Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Controls. There were no significant changes in Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10. Exhibits.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ND Tax-Free Fund, Inc.

BY: Robert E. Walstad

ROBERT E. WALSTAD

CHIEF EXECUTIVE OFFICER

Date: February 23, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

ND Tax-Free Fund, Inc.

BY: Robert E. Walstad

ROBERT E. WALSTAD

CHIEF EXECUTIVE OFFICER

Date: February 23, 2004